Exhibit 99.1

Move, Inc. Announces Fourth Quarter and Full Year 2008 Financial Results

WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--March 3, 2009--Move, Inc. (NASDAQ:MOVE) reported financial results for the fourth quarter and full year ended December 31, 2008.

Revenue for the fourth quarter was $57.5 million, compared to $62.6 million in the fourth quarter of 2007. Income from continuing operations for the fourth quarter was $282,000, which includes a $398,000 restructuring charge related to cost reduction initiatives and a $1.7 million impairment on long-lived assets. Income from continuing operations in the fourth quarter of 2007 was $1.2 million, which included an impairment charge of $4.8 million.

Move's Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) on a non-GAAP basis for the fourth quarter of 2008 was $7.3 million, compared to $9.7 million for the fourth quarter of 2007. The Company has reported Adjusted EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

"2008 was an eventful year for Move and for our industry, and I believe we enter the new year positioned to continue our market leadership in online real estate," said Steve Berkowitz, Move's CEO. “As we reshaped our external profile, relaunching our websites to better serve consumers and real estate professionals, we also focused internally on our efficiency as an organization, reducing operating expenses by $20 million and divesting underperforming businesses to improve our bottom line performance. While we still face the challenges of a deteriorating housing market, continuing challenges in the mortgage and credit markets, and global economic uncertainty, I am excited to step into the CEO role and help take Move to the next level of financial and operational performance.”

For the fourth quarter of 2008, the Company reported a loss from discontinued operations of $2.2 million, which included a restructuring charge of $1.5 million related to the Welcome Wagon operations that are being marketed for sale, compared to a loss of $5.2 million for the fourth quarter of 2007, which included an impairment charge of $3.1 million.

Net loss applicable to common stockholders ("net loss") for the fourth quarter of 2008 was $3.2 million, or $0.02 per share, compared to a net loss of $5.3 million, or $0.03 per share, for the fourth quarter of 2007.

Revenue for the full year 2008 was $242.1 million compared to $248.9 million for the full year 2007. Loss from continuing operations for the year was $399,000, which includes a $4.4 million restructuring charge related to cost reduction initiatives and a $1.7 million impairment on long-lived assets. Income from continuing operations for 2007 was $11.3 million, which included an impairment charge of $4.8 million and a litigation settlement charge of $3.9 million.

Move's Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) on a non-GAAP basis for the full year 2008 was $22.2 million, compared to $33.6 million for the full year 2007.

In the full year 2008, the Company reported a loss from discontinued operations of $27.2 million, which includes a restructuring charge of $1.6 million and an impairment charge of $16.0 million, related to the Welcome Wagon operations. In the full year 2007, the loss from discontinued operations was $10.3 million which included an impairment charge of $3.1 million.

Net loss applicable to common stockholders ("net loss") for the full year 2008 was $32.7 million, or $0.22 per share, compared to a net loss of $4.0 million, or $0.03 per share, for the full year 2007.

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Tuesday, March 3, 2009, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). Chief Executive Officer, Steve Berkowitz, and Chief Financial Officer, Lew Belote, will discuss the Company's fourth quarter 2008 results. In order to participate in the call, please dial (866) 271-6130, or if outside the U.S., (617) 213-8894 with passcode 49585131, at least five minutes prior to the 2:00 p.m. PT start time. A live webcast and replay of the call will also be available at http://investor.move.com under the Event Calendar menu. An audio replay will be available between 8:00 p.m. ET, March 3, 2009, and 11:59 p.m. ET, March 10, 2009, by calling (888) 286-8010, or (617) 801-6888, with passcode 65671153.

For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move's Form 10-K for the year ended December 31, 2008 is expected to be filed with the Securities and Exchange Commission on, or before, March 11, 2009.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from continuing operations excluding restructuring, impairment of long-lived assets, litigation settlement charges and certain other non-cash and non-recurring items, principally depreciation, amortization and stock based compensation and other charges, which is referred to as EBITDA. The Company has also presented a non-GAAP table of Segment Data for the three months and years ended December 31, 2008 and 2007 that extracts stock based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

ABOUT MOVE, INC.

Move, Inc. (NASDAQ: MOVE) is the leader in online real estate with 7.4 million [1] monthly visitors to its online network of websites. Move, Inc. operates: Move.com®, a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com®, the official Web site of the National Association of REALTORS®; Welcome Wagon®; Moving.com; SeniorHousingNet™; and TOP PRODUCER® Systems. Move, Inc. is based in Westlake Village, California. For more information: www.move.com.

[1] comScore Media Metrix, January 2009

MOVE, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(unaudited)
Revenue	$57,450	$62,563	$242,069	$248,919
Cost of revenue (1)	11,588	11,266	46,041	42,908
Gross profit	45,862	51,297	196,028	206,011

Operating expenses: (1)
Sales and marketing	22,263	21,665	93,531	89,954
Product and web site development	5,832	8,043	26,342	34,656
General and administrative	15,807	18,205	75,945	71,434
Amortization of intangible assets	174	197	756	761
Restructuring charge	398	—	4,412	—
Impairment of long-lived assets	1,670	4,824	1,670	4,824
Litigation settlement	—	—	—	3,900
Total operating expenses	46,144	52,934	202,656	205,529
Operating income (loss) from continuing operations	(282)	(1,637)	(6,628)	482

Interest income, net	848	2,469	5,687	9,852
Other income, net	(48)	415	1,091	1,493
Income from continuing operations before income taxes	518	1,247	150	11,827

Provision for income taxes	(236)	(79)	(549)	(501)

Income (loss) from continuing operations	282	1,168	(399)	11,326

Loss from discontinued operations	(2,181)	(5,203)	(27,165)	(10,345)
Net income (loss)	(1,899)	(4,035)	(27,564)	981

Convertible preferred stock dividends and related accretion	(1,289)	(1,256)	(5,108)	(4,977)
Net loss applicable to common stockholders	$(3,188)	$(5,291)	$(32,672)	$(3,996)

Basic net income (loss) per share applicable to common stockholders
Continuing operations	$(0.01)	$(0.00)	$(0.04)	$0.04
Discontinued operations	(0.01)	(0.03)	(0.18)	(0.07)
Basic Net income (loss) per share applicable to common stockholders	$(0.02)	$(0.03)	$(0.22)	$(0.03)

Diluted net income (loss) per share applicable to common stockholders
Continuing operations	$(0.01)	$(0.00)	$(0.04)	$0.04
Discontinued operations	(0.01)	(0.03)	(0.18)	(0.07)
Diluted net income (loss) per share applicable to common stockholders	$(0.02)	$(0.03)	$(0.22)	$(0.03)

Shares used in calculation of net income (loss) per share applicable to common stockholders:

Basic	152,844	153,857	151,952	154,524
Diluted	152,844	153,857	151,952	154,524

(1) Includes stock-based compensation as follows:

Cost of revenue	$34	$43	$144	$130
Sales and marketing	388	153	758	1,058
Product and web site development	147	336	566	1,181
General and administrative	1,812	2,979	8,905	10,742
	$2,381	$3,511	$10,373	$13,111

MOVE, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)

	Twelve Months Ended December 31,
	2008	2007
Cash flows from continuing operating activities:
Income (loss) from continuing operations	$(399)	$11,326
Adjustments to reconcile income (loss) from continuing operations to net cash provided by continuing operating activities:
Depreciation	11,246	9,978
Amortization of intangible assets	756	761
Provision for doubtful accounts	823	1,271
Stock-based compensation and charges	10,699	13,703
Impairment of long-lived assets	1,670	4,824
Gain on sales of property and equipment	(687)	(337)
Change in market value of embedded derivative liability	(411)	(1,052)
Other non-cash items	651	128
Changes in operating assets and liabilities, net of acquisitions and discontinued operations:
Accounts receivable	1,965	(1,618)
Other assets	(557)	(3,574)
Accounts payable and accrued expenses	(6,067)	2,986
Deferred revenue	(10,834)	(9,973)

Net cash provided by continuing operating activities	8,855	28,423
Net cash used in discontinued operating activities	(7,334)	(4,660)
Net cash provided by operating activities	1,521	23,763

Cash flows from investing activities:
Purchases of property and equipment	(5,935)	(18,509)
Purchases of short-term investments	(96,418)	(73,475)
Loss from discontinued operations	96,918	86,550
Purchases of intangible assets	—	(619)
Proceeds from sale of marketable equity securities	27	15,743
Proceeds from the surrender of life insurance policy	—	5,200
Proceeds from sale of assets	206	338
Net cash provided by (used in) investing activities of continuing operations	(5,202)	15,228
Net cash provided by (used in) investing activities of discontinued operations	813	(221)
Net cash provided by (used in) investing activities	(4,389)	15,007

Cash flows from financing activities:
Proceeds from exercise of stock options	3,058	3,064
Proceeds from line of credit	64,700	—
Repurchase of company stock	—	(10,000)
Payments on capital lease obligations	(1,828)	(1,904)
Restricted cash	160	910
Net cash provided by (used in) financing activities	66,090	(7,930)

Change in cash and cash equivalents	63,222	30,840

Cash and cash equivalents, beginning of period	45,713	14,873

Cash and cash equivalents, end of period	$108,935	$45,713

MOVE, INC. CONSOLIDATED BALANCE SHEETS (in thousands)

	December 31, 2008	December 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$108,935	$45,713
Short-term investments	—	129,900
Accounts receivable, net	12,833	15,645
Assets of discontinued operations	—	24,417
Other current assets	11,399	10,111
Total current assets	133,167	225,786

Property and equipment, net	21,934	29,930
Long-term investments	111,800	—
Goodwill, net	16,969	17,181
Intangible assets, net	3,933	5,011
Restricted cash	3,209	3,369
Other assets	995	1,251
Total assets	$292,007	$282,528

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,051	$4,337
Accrued expenses	22,747	28,446
Obligation under capital leases	339	1,894
Deferred revenue	23,991	34,975
Line of credit	64,700	—
Loss from discontinued operations	—	5,429
Total current liabilities	115,828	75,081

Obligation under capital leases	—	273
Other non-current liabilities	2,043	1,508
Total liabilities	117,871	76,862

Series B convertible preferred stock	106,297	101,189

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	153	151
Additional paid-in capital	2,089,964	2,076,074
Accumulated other comprehensive income	(17,183)	675
Accumulated deficit	(2,005,095)	(1,972,423)
Total stockholders’ equity	67,839	104,477
Total liabilities and stockholders’ equity	$292,007	$282,528

MOVE, INC. SEGMENT OPERATING RESULTS (in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
Revenue:	(unaudited)		(unaudited)
Real Estate Services	$52,732	$56,337	$217,233	$220,546
Consumer Media	4,718	6,226	24,836	28,373
Total revenue	$57,450	$62,563	$242,069	$248,919

Operating income (loss) from continuing operations (1)
Real Estate Services	$13,804	$15,527	$52,968	$59,943
Consumer Media	(331)	(608)	303	(1,432)
Unallocated	(13,755)	(16,556)	(59,899)	(58,029)
Operating income (loss) from continuing operations	$(282)	$(1,637)	$(6,628)	$482

(1) Includes stock-based compensation as follows:

Real Estate Services	$861	$1,550	$4,188	$4,631
Consumer Media	121	253	413	1,048
Unallocated	1,399	1,708	5,772	7,432
	$2,381	$3,511	$10,373	$13,111

MOVE, INC. SEGMENT OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)

	Three months ended December 31, 2008
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Revenue	$52,732	$4,718	$—	$—	$57,450
Cost of revenue	9,701	1,593	260	34	11,588
Gross profit	43,031	3,125	(260)	(34)	45,862

Sales and marketing	18,661	2,139	1,075	388	22,263
Product and web site development	4,564	510	611	147	5,832
General and administrative	5,091	576	8,328	1,812	15,807
Amortization of intangibles	—	—	174	—	174
Restructuring charges	50	110	238	—	398
Impairment of long-lived assets	—	—	1,670	—	1,670
Total operating expenses	28,366	3,335	12,096	2,347	46,144

Operating income (loss) from continuing operations	$14,665	$(210)	$(12,356)	$(2,381)	$(282)

	Three months ended December 31, 2007
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Loss from discontinued operations	$56,337	$6,226	$—	$—	$62,563
Cost of revenue	9,002	1,653	568	43	11,266
Gross profit	47,335	4,573	(568)	(43)	51,297

Sales and marketing	17,664	2,939	909	153	21,665
Product and web site development	6,035	1,172	500	336	8,043
General and administrative	6,559	817	7,850	2,979	18,205
Amortization of intangibles	—	—	197	—	197
Restructuring charges	—	—	—	—	—
Impairment charge	—	—	4,824	—	4,824
Total operating expenses	30,258	4,928	14,280	3,468	52,934

Operating income (loss) from continuing operations	$17,077	$(355)	$(14,848)	$(3,511)	$(1,637)

MOVE, INC. SEGMENT OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)

	Twelve months ended December 31, 2008
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Revenue	$217,233	$24,836	$—	$—	$242,069
Cost of revenue	38,263	6,546	1,088	144	46,041
Gross profit	178,970	18,290	(1,088)	(144)	196,028

Sales and marketing	75,420	11,911	5,442	758	93,531
Product and web site development	21,326	1,719	2,731	566	26,342
General and administrative	24,767	3,756	38,517	8,905	75,945
Amortization of intangibles	—	—	756	—	756
Restructuring charges	301	188	3,923	—	4,412
Impairment of long-lived assets	—	—	1,670	—	1,670
Total operating expenses	121,814	17,574	53,039	10,229	202,656

Operating income (loss) from continuing operations	$57,156	$716	$(54,127)	$(10,373)	$(6,628)

	Twelve months ended December 31, 2007
	(unaudited)
	Real Estate Services	Consumer Media	Unallocated	Stock-based Compensation	Total
Loss from discontinued operations	$220,546	$28,373	$—	$—	$248,919
Cost of revenue	34,564	5,865	2,349	130	42,908
Gross profit	185,982	22,508	(2,349)	(130)	206,011

Sales and marketing	70,519	13,343	5,034	1,058	89,954
Product and web site development	26,174	5,768	1,533	1,181	34,656
General and administrative	24,715	3,781	32,196	10,742	71,434
Amortization of intangibles	—	—	761	—	761
Litigation settlement	—	—	3,900	—	3,900
Impairment charge	—	—	4,824	—	4,824
Total operating expenses	121,408	22,892	48,248	12,981	205,529

Operating income (loss) from continuing operations	$64,574	$(384)	$(50,597)	$(13,111)	$482

MOVE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS EXCLUDING STOCK-BASED

COMPENSATION AND CHARGES, DEPRECIATION, AMORTIZATION, RESTRUCTURING, LITIGATION

SETTLEMENT AND IMPAIRMENT OF LONG-LIVED ASSETS (EBITDA)

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Operating income (loss) from continuing operations	$(282)	$(1,637)	$(6,628)	$482

Plus:
Stock-based charges	109	143	326	592
Amortization of intangible assets	174	197	756	761
Depreciation	2,811	2,656	11,246	9,978
Stock-based compensation	2,381	3,511	10,373	13,111
Restructuring charge	398	—	4,412	—
Litigation settlement	—	—	—	3,900
Impairment of long-lived assets	1,670	4,824	1,670	4,824
Adjusted EBITDA	$7,261	$9,694	$22,155	$33,648

MOVE, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (quarterly results revised for discontinued operations) (in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	December 31, 2008

Revenues	$61,942	$61,437	$61,240	$57,450	$242,069
Cost of revenues	11,435	11,214	11,804	11,588	46,041
Gross profit	50,507	50,223	49,436	45,862	196,028

Operating expenses:
Sales and marketing	24,126	23,140	24,002	22,263	93,531
Product and web site development	6,887	6,802	6,821	5,832	26,342
General and administrative	22,171	19,433	18,534	15,807	75,945
Amortization of intangible assets	197	197	188	174	756
Litigation Settlement	-	-	-	-	-
Restructuring charges	-	-	4,014	398	4,412
Impairment charges	-	-	-	1,670	1,670
Total operating expenses	53,381	49,572	53,559	46,144	202,656
Operating income (loss) from continuing operations	(2,874)	651	(4,123)	(282)	(6,628)

Interest income, net	2,057	1,521	1,261	848	5,687
Other income (expense), net	71	109	959	(48)	1,091
Income (loss) from continuing operations before income taxes	(746)	2,281	(1,903)	518	150

Provision for income taxes	(41)	(162)	(110)	(236)	(549)
Income (loss) from continuing operations	(787)	2,119	(2,013)	282	(399)
Loss from discontinued operations	(2,574)	(3,076)	(19,334)	(2,181)	(27,165)
Net loss	(3,361)	(957)	(21,347)	(1,899)	(27,564)
Convertible preferred stock dividends and related accretion	(1,265)	(1,272)	(1,282)	(1,289)	(5,108)
Net loss applicable to common stockholders	$(4,626)	$(2,229)	$(22,629)	$(3,188)	$(32,672)

	Three Months Ended				Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

Revenues	$60,443	$62,533	$63,380	$62,563	$248,919
Cost of revenues	9,991	10,598	11,053	11,266	42,908
Gross profit	50,452	51,935	52,327	51,297	206,011

Operating expenses:
Sales and marketing	22,802	22,275	23,212	21,665	89,954
Product and web site development	8,775	9,223	8,615	8,043	34,656
General and administrative	18,222	14,528	20,479	18,205	71,434
Amortization of intangible assets	181	189	194	197	761
Litigation settlement	-	-	3,900	-	3,900
Impairment of long-lived assets	-	-	-	4,824	4,824
Total operating expenses	49,980	46,215	56,400	52,934	205,529
Operating income (loss) from continuing operations	472	5,720	(4,073)	(1,637)	482

Interest income, net	2,313	2,503	2,567	2,469	9,852
Other income, net	774	(372)	676	415	1,493
Income (loss) from continuing operations before income taxes	3,559	7,851	(830)	1,247	11,827

Provision for income taxes	(84)	(169)	(169)	(79)	(501)
Income (loss) from continuing operations	3,475	7,682	(999)	1,168	11,326
Loss from discontinued operations	(2,080)	(2,018)	(1,044)	(5,203)	(10,345)
Net income (loss)	1,395	5,664	(2,043)	(4,035)	981
Convertible preferred stock dividends and related accretion	(1,232)	(1,241)	(1,248)	(1,256)	(4,977)
Net income (loss) applicable to common stockholders	$163	$4,423	$(3,291)	$(5,291)	$(3,996)

MOVE, INC. SEGMENT OPERATING RESULTS (quarterly results revised for discontinued operations) (in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	December 31, 2008

Revenue:
Real Estate Services	$55,794	$54,214	$54,493	$52,732	$217,233
Consumer Media	6,148	7,223	6,747	4,718	24,836
Total revenue	$61,942	$61,437	$61,240	$57,450	$242,069

Operating income (loss) from continuing operations (1)
Real Estate Services	$11,546	$14,228	$13,390	$13,804	$52,968
Consumer Media	(653)	623	664	(331)	303
Unallocated	(13,767)	(14,200)	(18,177)	(13,755)	(59,899)
Operating income (loss) from continuing operations	$(2,874)	$651	$(4,123)	$(282)	$(6,628)

(1) Includes stock-based compensation as follows:
Real Estate Services	$1,731	$669	$927	$861	$4,188
Consumer Media	84	95	113	121	413
Unallocated	1,584	1,231	1,558	1,399	5,772
	$3,399	$1,995	$2,598	$2,381	$10,373

	Three Months Ended				Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

Revenue:
Real Estate Services	$53,523	$54,750	$55,936	$56,337	$220,546
Consumer Media	6,920	7,783	7,444	6,226	28,373
Total revenue	$60,443	$62,533	$63,380	$62,563	$248,919

Operating income (loss) from continuing operations (1)
Real Estate Services	$13,229	$16,277	$14,910	$15,527	$59,943
Consumer Media	(1,035)	36	175	(608)	(1,432)
Unallocated	(11,722)	(10,593)	(19,158)	(16,556)	(58,029)
Operating income (loss) from continuing operations	$472	$5,720	$(4,073)	$(1,637)	$482

(1) Includes stock-based compensation as follows:
Real Estate Services	$2,078	$(442)	$1,445	$1,550	$4,631
Consumer Media	601	(112)	306	253	1,048
Unallocated	2,665	346	2,713	1,708	7,432
	$5,344	$(208)	$4,464	$3,511	$13,111

MOVE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

INCOME (LOSS) FROM CONTINUING OPERATIONS EXCLUDING STOCK-BASED COMPENSATION AND

CHARGES, DEPRECIATION, AMORTIZATION, RESTRUCTURING, LITIGATION SETTLEMENT AND

IMPAIRMENT OF LONG-LIVED ASSETS (EBITDA)

(quarterly results revised for discontinued operations)

(in thousands)

	Three Months Ended				Twelve Months Ended
	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008	December 31, 2008

Operating income (loss) from continuing operations	$(2,874)	$651	$(4,123)	$(282)	$(6,628)
Add Back:
Stock-based charges	96	13	108	109	326
Depreciation expense	2,629	2,883	2,923	2,811	11,246
Amortization of intangible assets	197	197	188	174	756
Stock based compensation	3,399	1,995	2,598	2,381	10,373
Impairment charges	-	-	-	1,670	1,670
Restructuring charges	-	-	4,014	398	4,412
EBITDA	$3,447	$5,739	$5,708	$7,261	$22,155

	Three Months Ended				Twelve Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	December 31, 2007

Operating income (loss) from continuing operations	$472	$5,720	$(4,073)	$(1,637)	$482
Add Back:
Stock-based charges	148	136	165	143	592
Depreciation expense	2,334	2,388	2,600	2,656	9,978
Amortization of intangible assets	181	189	194	197	761
Stock based compensation	5,344	(208)	4,464	3,511	13,111
Impairment of long-lived assets	-	-	-	4,824	4,824
Litigation settlement	-	-	3,900	-	3,900
EBITDA	$8,479	$8,225	$7,250	$9,694	$33,648

CONTACT:
The Blueshirt Group
Todd Friedman, 415-217-7722
todd@blueshirtgroup.com
Stacie Bosinoff, 415-217-7722
Stacie@blueshirtgroup.com